Exhibit 10(gg)

I.D. Control #

License #

DEBENTURE

*****************

$	(the “Original Principal Amount”)

(the “Maturity Date”)

(the “Company”)

(Street)	(City)	(State)	(Zip)

PART I — PERIOD SPECIFIC TERMS

A. Applicable for the Scheduled Interim Period (and New Interim Periods, as applicable)

Interest rate per annum for the Scheduled Interim Period:     %

Annual Charge applicable to the Scheduled Interim Period:     % per annum

Date of Issuance:

Scheduled Pooling Date:

Scheduled Interim Period:	from and including the Date of Issuance
to but excluding the Scheduled Pooling Date

The following italicized terms will apply if the Interim Period is extended by SBA:

New interest rate(s) per annum		(a) %	(b) %	(c) %
New Annual Charge per annum		(a) %	(b) %	(c) %
New Pooling Date(s):		(a)	(b)	(c)
New Interim Period(s):	from and including:	(a)	(b)	(c)
	to but excluding:	(a)	(b)	(c)

The Company, for value received, promises to pay to JPMorgan Chase Bank N.A., as Custodian (the “Custodian”) for the U.S. Small Business Administration (“SBA”) and SBIC Funding Corporation (the “Funding Corporation”), pursuant to the Custody and Administration Agreement (the “Custody Agreement”) dated as of April 27, 1998 among SBA, the Funding Corporation, the Federal Home Loan Bank of Chicago, as Interim Funding Provider (the “Interim Funding Provider”), and the Custodian, as amended,: (i) interest on the Original Principal Amount listed above at the applicable rate per annum listed above, and (ii) an Annual Charge on the Original Principal Amount listed above at the applicable rate per annum listed above, each at such location as SBA, as guarantor of this Debenture, may direct and each at the related rate per annum identified for the Scheduled Interim Period (and each New Interim Period, if any).

SBA FORM 444C (Revised 9/06)

This Debenture will bear interest for, and the Annual Charge will apply to, the Scheduled Interim Period (and each New Interim Period, if any) at the rate(s) and for the applicable period(s) indicated above, to be paid in arrears by 1:00 p.m. (New York City time) on the Business Day prior to the Scheduled Pooling Date (and each New Pooling Date, if any) listed above. As used throughout this Debenture, “Business Day” means any day other than: (i) a Saturday or Sunday; (ii) a legal holiday in Washington, D.C.; and (iii) a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed. Interest on this Debenture and the Annual Charge for the Scheduled Interim Period (and each New Interim Period, if any) will each be computed on the basis of the actual number of days in the applicable Interest Period divided by 360. The Company may not prepay this Debenture, in whole or in part, during the Scheduled Interim Period or any New Interim Period.

B.	This Section B. is effective only after (i) the Scheduled Interim Period and any New Interim Period(s) expire and (ii) the Custodian receives this Debenture for pooling.

The Company, for value received, promises to pay to the order of JPMorgan Chase Bank N.A., acting as Trustee (the “Trustee”) under that certain Amended and Restated Trust Agreement dated as of February 1, 1997, as the same may be amended from time to time, by and among the Trustee, the SBA and SBIC Funding Corporation, and as the Holder hereof, interest semiannually on March 1st and September 1st (the “Payment Dates”) of each year, at such location as SBA, as guarantor of this Debenture, may direct at the rate of     % per annum (the “Stated Interest Rate”), and to pay a     % per annum fee (the “Annual Charge”) to SBA on each Payment Date, each calculated on the basis of a year of 365 days, for the actual number of days elapsed (including the first day but excluding the last day), on the Original Principal Amount from the last day of the Interim Period until payment of such Original Principal Amount has been made or duly provided for. The Company shall deposit all payments with respect to this Debenture not later than 12:00 noon (New York City time) on the applicable Payment Date or the next Business Day if the Payment Date is not a Business Day, all as directed by SBA.

The Company may elect to prepay this Debenture, in whole and not in part, on any Payment Date, in the manner and at the price as next described. The prepayment price (the “Prepayment Price”) must be an amount equal to the Original Principal Amount, plus interest accrued and unpaid thereon to the Payment Date selected for prepayment together with the accrued and unpaid Annual Charge thereon to the Payment Date selected for prepayment.

The amount of the Prepayment Price must be sent to SBA or such agent as SBA may direct, by wire payment in immediately available funds, not less than three Business Days prior to the regular Payment Date. Until the Company is notified otherwise in writing by SBA, any Prepayment Price must be paid to the account maintained by the Trustee, entitled the SBA Prepayment Subaccount and must include an identification of the Company by name and SBA-assigned license number, the loan number appearing on the face of this Debenture, and such other information as SBA or its agent may specify.

SBA FORM 444C (Revised 9/06)

II. — GENERAL TERMS

For value received, the Company promises to pay to the order of the Trustee the Original Principal Amount on the Maturity Date at such location as SBA, as guarantor of this Debenture, may direct.

This Debenture is issued by the Company and guaranteed by SBA, pursuant and subject to Section 303 of the Small Business Investment Act of 1958, as amended (the “Act”) (15 U.S.C. Section 683). This Debenture is subject to all of the regulations promulgated under the Act, as amended from time to time, provided, however, that 13 C.F.R. Sections 107.1810 and 107.1830 through 107.1850 as in effect on the date of this Debenture are incorporated in this Debenture as if fully set forth. If this Debenture is accelerated, then the Company promises to pay an amount equal to the Original Principal Amount of this Debenture, plus interest and Annual Charge accrued and unpaid thereon to but excluding the next Payment Date following such acceleration.

This Debenture is deemed issued in the District of Columbia as of the day, month, and year first stated above. The terms and conditions of this Debenture must be construed in accordance with, and its validity and enforcement governed by, federal law.

The warranties, representations, or certification made to SBA on any SBA Form 1022 or any application letter of the Company for an SBA commitment related to this Debenture, and any documents submitted in connection with the issuance of this Debenture, are incorporated in this Debenture as if fully set forth.

Should any provision of this Debenture or any of the documents incorporated by reference in this Debenture be declared illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will remain in full force and effect and this Debenture must be construed as if such provisions were not contained in this Debenture.

All notices to the Company which are required or may be given under this Debenture shall be sufficient in all respects if sent to the above-noted address of the Company. For the purposes of this Debenture, the Company may change this address only upon written approval of SBA.

SBA FORM 444C (Revised 9/06)

Execution of this Debenture by the Company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this Debenture.

COMPANY ORGANIZED AS LIMITED PARTNERSHIP

(CORPORATE GENERAL PARTNER)

IN WITNESS WHEREOF, the Company’s general partner has caused this Debenture to be signed by its duly authorized officer and the corporate seal of the general partner to be affixed and attested by its Secretary or Assistant Secretary as of the date of issuance stated above.

CORPORATE SEAL

(Name of Licensee)

By:
(Corporate General Partner)

By:

(Typed Name and Title)

ATTEST:

Secretary or Assistant Secretary
(Strike One)

SBA FORM 444C (Revised 9/06)

COMPANY ORGANIZED AS CORPORATION

IN WITNESS WHEREOF, the Company has caused this debenture to be signed by its duly authorized officer and its corporate seal to be hereunto affixed and attested by its Secretary or Assistant Secretary as of the date of issuance stated above.

CORPORATE SEAL

(Name of Licensee)

By:

(Typed Name and Title)

ATTEST:

Secretary or Assistant Secretary
(Strike One)

SBA FORM 444C (Revised 9/06)

Execution of this debenture by the Company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this debenture.

COMPANY ORGANIZED AS LIMITED PARTNERSHIP

(GENERAL PARTNERSHIP GENERAL PARTNER)

IN WITNESS WHEREOF, this debenture has been signed by the general partner of the Company’s general partner as of the date of issuance stated above.

(Name of Licensee)

By:
(Name of General Partnership General Partner)

By:

(Typed Name) GENERAL PARTNER

SBA FORM 444C (Revised 9/06)

Execution of this debenture by the Company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this debenture.

COMPANY ORGANIZED AS LIMITED PARTNERSHIP

(INDIVIDUAL GENERAL PARTNER)

IN WITNESS WHEREOF, this debenture has been signed by the Company’s general partner as of the date of issuance stated above.

(Name of Licensee)

By:

(Typed Name)
GENERAL PARTNER

SBA FORM 444C (Revised 9/06)

Execution of this debenture by the Company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this debenture.

COMPANY ORGANIZED AS LIMITED PARTNERSHIP

(LIMITED PARTNERSHIP GENERAL PARTNER)

IN WITNESS WHEREOF, this debenture has been signed by the general partner of the Company’s general partner as of the date of issuance stated above.

(Name of Licensee)

By:
(Name of Limited Partnership General Partner)

By:

(Typed Name) GENERAL PARTNER

SBA FORM 444C (Revised 9/06)

Execution of this debenture by the Company’s general partner, in the case that the Company is organized as a limited partnership, shall not subject the Company’s general partner to liability, as such, for the payment of any part of the debt evidenced by this debenture.

COMPANY ORGANIZED AS LIMITED PARTNERSHIP

(LIMITED LIABILITY COMPANY GENERAL PARTNER)

IN WITNESS WHEREOF, the Company’s general partner has caused this debenture to be signed by its duly authorized representative as of the date of issuance stated above.

(Name of Licensee)

By:
(Name of Limited Liability Company General Partner)

By:

(Typed Name) GENERAL PARTNER

SBA FORM 444C (Revised 9/06)